LOSS PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
LOSS PER SHARE:

NOTE 26 - LOSS PER SHARE

Below are the net loss data attributed to capital rights owners. The loss per share is calculated according to the weighted average number of the shares issued in the relevant financial periods, the weighted average number of the ordinary shares issued and the loss for the period as follows:

	For the year ended December 31
	2022	2021	2020
Calculation of basic earnings per share:
Net loss	(397,789)	(17,050)	(17,563)
Loss attributed to ordinary shareholders in USD	(397,789)	(17,050)	(17,563)

Weighted average number of ordinary shares	30,030,805	*18,732,473	*18,365,191

Basic and diluted loss per share attributed in USD	(13.25)	*(0.91)	*(0.95)

* Restated as a result of the SPAC transaction